                                                                   EXHIBIT 99.6

DEBTOR:  GREAT RIVER CRUISE LINE, L.L.C.            CASE NUMBER:  01-10963 (JCA)

                            MONTHLY OPERATING REPORT
                              AS OF APRIL 30, 2002
                                      AND
                            FOR THE MONTH THEN ENDED

In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached April Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.



/s/ NICHOLAS J. DAVISON
------------------------------
Nicholas J. Davison
Senior Vice President, Finance

DEBTOR:  GREAT RIVER CRUISE LINE, L.L.C.            CASE NUMBER:  01-10963 (JCA)

                            MONTHLY OPERATING REPORT
                              AS OF APRIL 30, 2002
                                      AND
                            FOR THE MONTH THEN ENDED

                                    CONTENTS

Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to April Monthly Operating Report

22-May-02                          Summary Of Bank, Investment & Petty Cash Accounts                        Attachment 1
3:03 PM                                     Great River Cruise Line, L.L.C.
Summary                                         Case No: 01-10963 (EIK)                                        UNAUDITED
Great River Cruise Line, LLC                   For Month Of April, 2002

                                               Balances
                                    ------------------------------         Receipts &          Bank
                                       Opening          Closing            Disbursements       Statements        Account
Account                             As Of 4/01/02    As Of 4/30/02         Included            Included          Reconciled
-------                             -------------    -------------         -------------       ----------        ----------
Delta Queen Steamer                   112,717.03       41,695.13           Yes                 No - Not          Yes
Hibernia                                                                                       Concentration
Account # - 812-395-270                                                                        Account

Delta Queen                                 0.00            0.00           No -                Not A Bank        Yes
Petty Cash                                                                 No Activity         Account

  22-May-02                                        Receipts & Disbursements                               Attachment 2-1
   3:06 PM                                     Great River Cruise Line, L.L.C.
R&D - Hibernia - DQ Steamer                        Case No: 01-10963 (EIK)                                UNAUDITED
                                                          Hibernia
                                                    Delta Queen Steamer
                                                  Account # - 812-395-270
                                                  1 April 02 - 30 April 02

Opening Balance - 1 Apr 02
                                  112,717.03

Receipts
                                  190,000.00              From The Delta Queen Steam Boat Co. -
                                                            Hibernia - DQSC Master Cash - Account (812-395-335)
                                    5,000.00              From The Delta Queen Steam Boat Co. -
                                                            Hibernia - AQ Steamer - Account (812-395-343)

                                 -----------
                                  195,000.00              Total Receipts

Disbursements

                                   (1,494.91)             DQ - FY 01 - Operations
                                 (204,633.52)             MQ - Lay-Up
                                  (44,416.35)             MQ - Start-Up
                                     (630.00)             SG&A - Finance
                                     (101.14)             SG&A - HR
                                   (2,584.40)             SG&A - Marine Ops
                                   (1,641.03)             SG&A - Office NOLA
                                     (639.15)             SG&A - Passenger Services
                                   (8,381.40)             SG&A - Sales & Marketing
                                   (1,500.00)             To AMCV Cruise Operations, Inc. -
                                                            New Orleans Office Petty Cash

                                 -----------
                                 (266,021.90)             Total Disbursements

Closing Balance - 30 Apr 02
                                   41,695.13

  22-May-02                            Concentration & Investment Account Statements                    Attachment 3
     3:04 PM                                 Great River Cruise Line, L.L.C.
  Summary                                        Case No: 01-10963 (EIK)
  Great River Cruise Line, LLC                  For Month Of April, 2002
  Attach 3

         No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                              Date: 22-MAY-02 13:32:04
INCOME STATEMENT - ATTACHMENT 4                   Page:   1
Current Period: APR-02

currency USD
Company=22 (DELTA QUEEN)

                                              PTD-Actual
                                               30-Apr-02
                                              ----------
Revenue
Gross Revenue                                   1,830.01
Allowances                                     (1,652.52)
                                              ----------
Net Revenue                                       177.49

Operating Expenses
Air                                                 0.00
Hotel                                               0.00
Commissions                                         0.00
Onboard Expenses                                    0.00
Passenger Expenses                                409.23
Vessel Expenses                                 2,461.22
Layup/Drydock Expense                          69,833.00
Vessel Insurance                               22,273.61
                                              ----------
Total Operating Expenses                       94,977.06

                                              ----------
Gross Profit                                  (94,799.57)

SG&A Expenses
General and Admin Expenses                         35.00
Sales & Marketing                                   0.00
Start-Up Costs                                      0.00
                                              ----------
Total SG&A Expenses                                35.00

                                              ----------
EBITDA                                        (94,834.57)

Depreciation                                        0.00

                                              ----------
Operating Income                              (94,834.57)

Other Expense/(Income)
Interest Income                                     0.00
Equity in Earnings for Sub                          0.00
Reorganization expenses                             0.00
Other expense                                       0.50
                                              ----------
Total Other Expense/(Income)                        0.50

                                              ----------
Net Pretax Income/(Loss)                      (94,835.07)

Income Tax Expense                                  0.00

                                              ----------
Net Income/(Loss)                             (94,835.07)
                                              ==========

AMCV US SET OF BOOKS                                   Date: 22-MAY-02 13:33:00
BALANCE SHEET - ATTACHMENT 5                           Page:   1
Current Period: APR-02

currency USD
Company=22 (DELTA QUEEN)

                                                 YTD-Actual            YTD-Actual
                                                  30-Apr-02             22-Oct-01
                                               --------------        --------------
ASSETS

Cash and Equivalent                                 13,143.65             64,522.98

Restricted Cash                                          0.00                  0.00

Accounts Receivable                                 68,637.17             33,451.42

Inventories                                        169,987.44            270,331.59

Prepaid Expenses                                         0.00             37,922.40

Other Current Assets                                     0.00             14,555.00

                                               --------------        --------------
Total Current Assets                               251,768.26            420,783.39


Fixed Assets                                    27,296,694.44         27,296,694.44

Accumulated Depreciation                       (15,431,916.01)       (15,065,339.51)

                                               --------------        --------------
Net Fixed Assets                                11,864,778.43         12,231,354.93

Net Goodwill                                             0.00                  0.00

Intercompany Due To/From                       (10,377,849.41)        (9,202,583.95)

Net Deferred Financing Fees                              0.00                  0.00

Net Investment in Subsidiaries                           0.00                  0.00

                                               --------------        --------------
Total Other Assets                             (10,377,849.41)        (9,202,583.95)

                                               --------------        --------------
Total Assets                                     1,738,697.28          3,449,554.37
                                               ==============        ==============

AMCV US SET OF BOOKS                                  Date: 22-MAY-02 13:33:00
BALANCE SHEET - ATTACHMENT 5                          Page:   2
Current Period: APR-02

currency USD
Company=22 (DELTA QUEEN)

                                                 YTD-Actual             YTD-Actual
                                                  30-Apr-02             22-Oct-01
                                                -------------         -------------
LIABILITIES

Accounts Payable                                       689.27              5,758.93

Accrued Liabilities                              1,104,750.57            715,443.75

Deposits                                           499,032.91          2,045,629.83

                                                -------------         -------------
Total Current Liabilities                        1,604,472.75          2,766,832.51

Long Term Debt                                           0.00                  0.00

Other Long Term Liabilities                              0.00                  0.00

                                                -------------         -------------
Total Liabilities                                1,604,472.75          2,766,832.51

Liabilities Subject to Compromise                  540,730.95            490,370.44

OWNER'S EQUITY

Common Stock                                             0.00                  0.00

Add'l Paid In Capital                            3,701,000.00          3,701,000.00

Current Net Income (Loss)                       (1,021,527.97)        (2,206,220.03)

Retained Earnings                               (3,085,978.45)        (1,302,428.55)

                                                -------------         -------------
Total Owner's Equity                              (406,506.42)           192,351.42

                                                -------------         -------------
Total Liabilities & Equity                       1,738,697.28          3,449,554.37
                                                =============         =============

Great River Cruise Line, LLC                ATTACHMENT 6                                 01-10963 (JCA)
                              Summary List of Due To/Due From Accounts
                                 For the Month Ended April 30, 2002

                                                           BEGINNING                                                    ENDING
AFFILIATE NAME                            CASE NUMBER       BALANCE            DEBITS               CREDITS             BALANCE
American Classic Voyages Co.               01-10954      (6,702,920.62)        3,673.75              2,664.70        (6,701,911.57)
AMCV Cruise Operations, Inc.               01-10967      (9,430,630.16)              --              6,760.92        (9,437,391.08)
The Delta Queen Steamboat Co.              01-10970       6,804,779.94       271,653.60            317,596.88         6,758,836.66
DQSB II, Inc.                              01-10974            (367.05)              --                    --              (367.05)
Great AQ Steamboat, L.L.C                  01-10960         167,391.63               --                    --           167,391.63
Great Pacific NW Cruise Line, L.L.C        01-10977           2,052.08               --                    --             2,052.08
Great Ocean Cruise Line, L.L.C             01-10959          33,078.37       284,748.97             74,967.45           242,859.89
Cruise America Travel, Incorporated        01-10966      (1,419,142.24)              --                    --        (1,419,142.24)
Delta Queen Coastal Voyages, L.L.C         01-10964          18,978.71               --                    --            18,978.71
Cape Cod Light, L.L.C                      01-10962            (270.05)              --                    --              (270.05)
Cape May Light, L.L.C                      01-10961          33,543.95               --                    --            33,543.95
Project America, Inc.                      N/A              (11,144.65)              --                    --           (11,144.65)
Oceanic Ship Co.                           N/A                 (257.75)              --                    --              (257.75)
Great Hawaiian Cruise Line, Inc.           01-10975                 --           500.00                560.73               (60.73)
Great Hawaiian Properties Corporation      01-10971         (41,555.00)              --                    --           (41,555.00)
American Hawaii Properties Corporation     01-10976           9,562.38               --                    --             9,562.38
CAT II, Inc.                               01-10968           1,025.41               --                    --             1,025.41
                                                        --------------------------------------------------------------------------
                                                        (10,535,875.05)      560,576.32            402,550.68       (10,377,849.41)
                                                        ==========================================================================

GREAT RIVER CRUISE LINE, L.L.C.                          CASE #:  01-10963 (EIK)

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

DETAIL:                                           0-30 DAYS         31-60 DAYS       61-90 DAYS        91+ DAYS         TOTAL
Paymentech Credit Card Processor                                                       17263.57        50873.6        68137.17
American Express Credit Card Processor                                                                                       0
Discover Credit Card Processor                                                                                               0
Diners Credit Card Processor                                                                                                 0
Travel Agents                                                                                                                0
Crew Member                                                                                 500                            500

Total                                                     0                  0         17763.57        50873.6        68637.17

                                                                 ATTACHMENT # 7

                                  DELTA QUEEN
                               AP-STEAMER CHECKS
                              22-000-221300-00000

                                    APRIL-02

OUTSTANDING CHECKS:

                 12333 M. Richardson-Walmart                       40.00
                 12335 J. Blasier-Capitol One                      20.00
                 12385 J. Blasier-K. Hansen                       150.00
                 12399 Peoria Historical Society                  120.00
                 12404 Anthony May-Verizon                        200.00
                 12408 Peoria Historical Society                  160.00

                 Total per G/L:                                   690.00
                                                                  ======

                                 ATTACHMENT # 8

DEBTOR:  GREAT RIVER CRUISE LINE, L.L.C.            CASE NUMBER:  01-10963 (JCA)

                      PRELIMINARY MONTHLY OPERATING REPORT
                              AS OF APRIL 30, 2002
                                      AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                    NOTES TO APRIL MONTHLY OPERATING REPORT

The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.

1. Physical inventory counts have been performed internally for food and beverage. An evaluation of fuel inventory pricing has been performed and carrying values have been adjusted accordingly. Other inventory amounts have been adjusted to amounts contained in the Debtor's computer systems. The Debtor estimates that it would cost up to $50,000 to perform physical counts of the inventories of The Delta Queen Steamboat Company and its subsidiaries. Should physical inventory counts be performed, amounts recorded as inventory on the Debtor's books and records could change materially.

2. The Debtor continued to operate its primary asset, the Delta Queen, through January 4, 2002. The Debtor has now ceased to record depreciation expense due to the wet dock status of the vessel and has not adjusted asset values pending the outcome of Chapter 11 proceedings. The Debtor has continued to record all post-petition accruals for its next scheduled lay-up.